SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


     Date of Report (Date of earliest event reported):  January 14, 1999

                               First Cash, Inc.
                               ----------------
          (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
               (State or other jurisdiction of incorporation)


           0-19133                                  75-2237318
           -------                                  ----------
  (Commission File Number)               (IRS Employer Identification No.)



              690 East Lamar, Suite 400, Arlington, Texas 76011
              -------------------------------------------------
         (Address of principal executive offices, including zip code)


                               (817)460-3947
                               -------------
          (Registrant's telephone number, including area code)







Item 5.  Other Events

     On January 14, 1999, the shareholders of First Cash, Inc. (the "Company") approved changing the Company's name to "First Cash Financial Services, Inc."






                                 SIGNATURE
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 20, 1999                     FIRST CASH, INC.
                                             ----------------------
                                             (Registrant)


                                             Rick L. Wessel
                                             ----------------------
                                             Rick L. Wessel
                                             Principal Accounting Officer